Exhibit  99.1

TOWER GROUP, INC. FBR Capital Markets Fall Investor Conference December 2008

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation or any other written or oral statements made by or on behalf of Tower and CastlePoint Holdings, Ltd. ("CastlePoint"), with which Tower has entered into an Agreement and Plan of Merger dated as of August 4, 2008, may include forward-looking statements that reflect Tower's and CastlePoint's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward- looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, HIG, Inc. ("Hermitage"), which CastlePoint has agreed to acquire pursuant to a Stock Purchase Agreement dated as of August 27, 2008 and with respect to which Tower and CastlePoint have entered into a separate asset purchase agreement dated as of August 26, 2008 pursuant to which Tower has agreed to acquire certain operating assets of Hermitage from CastlePoint, and the combined companies to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain governmental approvals or rulings on or regarding the Hermitage transactions or the Tower-CastlePoint merger on the proposed terms and schedule; the failure of the shareholders of CastlePoint or the stockholders of Tower to approve the Tower-CastlePoint merger; the failure to satisfy the closing conditions to the Hermitage acquisition or the Tower-CastlePoint merger; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the Hermitage acquisition or the Tower-CastlePoint merger may not be fully realized or may take longer to realize than expected; disruption from the Hermitage acquisition or the Tower-CastlePoint merger making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of the Hermitage acquisition or Tower-CastlePoint merger and/or the other transactions contemplated by the Hermitage stock purchase agreement or the Tower-CastlePoint merger agreement differently from CastlePoint and Tower's tax advisors; costs relating to the transactions; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of Hermitage, CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of Hermitage's, CastlePoint's and Tower's investments; changes in regulations or laws applicable to Hermitage, CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of Hermitage's, CastlePoint's or Tower's reinsurers to pay claims timely or at all; decreased demand for Hermitage's, CastlePoint's or Tower's insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under Hermitage's, CastlePoint's and Tower's insurance policies or the policies that they reinsure; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect due to, among other things, the foregoing factors, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Without limiting the foregoing no assurances can be given that (i) the merger of Tower and CastlePoint, (ii) the acquisition of Hermitage by CastlePoint or (iii) the acquisition by Tower of certain of the operating assets of Hermitage to be acquired by CastlePoint will be consummated. Additional Information Although the acquisition of Hermitage by CastlePoint and sale of Hermitage operating assets by CastlePoint to Tower is not subject to approval by either Tower or CastlePoint shareholders, information regarding the transaction will be included in the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger. Shareholders of Tower and CastlePoint are urged to read the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger because it will contain important information. Tower and CastlePoint filed a preliminary joint proxy statement/prospectus with the Securities and Exchange Commission on November 10, 2008. A definitive joint proxy statement/prospectus is not yet available. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and CastlePoint, without charge, at the Securities and Exchange Commission's Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by accessing the companies' websites: http://www.twrgrp.com/ or http://www.castlepoint.bm/ Tower and CastlePoint, their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the shareholders of Tower and/or CastlePoint in respect of the proposed Tower-CastlePoint merger. Information regarding Tower's directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Tower on November 10, 2008, and information regarding CastlePoint's directors and executive officers is available in it proxy statement filed with the Securities and Exchange Commission by CastlePoint on November 10, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus when it becomes available. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a joint proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Overview of Tower ("TWGP")

- **Specialty property and casualty insurance company and service provider headquartered in New York City (rated A- by A.M. Best)**
  - Northeast focus; expanding nationally
  - Gross Premiums Written: Greater than $1 Billion after closing pending CastlePoint and Hermitage acquisitions
  - Number of employees: Approximately 575

- **Diversified, low-hazard business platform**
  - Broad product line platform: commercial multi-peril, workers compensation, commercial auto, general liability and personal lines
  - Focus on writing small premium policies (under $3,000 average) insuring "Main Street" risks: retail stores, restaurants, apartment buildings, modestly valued homes
  - Multiple distribution platform comprised of retail and wholesale agents through Tower and program underwriting agents and small insurance companies through CastlePoint

- **Tower differentiation**
  - High ROE business model (18% to 20%)
  - High growth platform (10% to 20% premium growth)
  - Favorable underwriting track record (85% to 90% combined ratio)
  - Well established acquisition track record

December 2008 3 Tower Group, Inc.

History

1990	1996	2001	2004	2006	2007	2008

[Pre-IPO] [Post-IPO]

- **1990** – Tower Insurance Co. of NY founded by Michael Lee
- **1996** – Tower Group, Tower Risk Management are formed
- **2001** – Acquired Empire renewal rights
- **2004** – IPO & A.M. Best A- Rating
- **2004** – Acquired OneBeacon renewal rights
- **2006** – Sponsored CastlePoint Holdings
- **2007** – Acquired Preserver Group
- **2008** – Acquired Hermitage & CastlePoint (pending)

December 2008 4 Tower Group, Inc.

Profitable Growth Strategy

Expand Product Lines and Industry Classes of Business

Lines of Business	Industry
Commercial Package Policies	Automotive
Businessowners Policy	Construction
Commercial Property	Manufacturing
Commercial Liability	Office & Services
Workers Compensation	Real Estate
Commercial Auto	Retail
Personal: Homeowners	Wholesale
Personal: Auto [1]	

Expand Geographically Leveraging Existing Products

Territory
Northeast
Southeast
West
Continued National Expansion

Segment Markets Based Upon Premium Size, Pricing and Coverage Tier

Premium Size	Pricing & Coverage Tier
Small	Preferred
Medium	Standard
Large	Non-Standard
	E&S

Access Multiple Distribution Systems

Distribution System
Retail Agents (Tower)
Wholesale Agents (Tower)
Managing General Agencies (CastlePoint)
Small Insurance Companies (CastlePoint)

[1] Personal Auto business implemented through Preserver acquisition

December 2008 5 Tower Group, Inc.

Higher and More Profitable Growth Than Industry 2003 2004 2005 2006 2007 YTD 9/30/08 Tower 0.333 0.329 0.454 0.262 0.444 0.364 P&C Industry 0.095 0.041 0.018 0.026 0.003 -0.023 Total Premium Growth 2003 2004 2005 2006 2007 YTD 9/30/08 Tower 0.7 0.756 0.881 0.876 0.837 0.824 P&C Industry 1.001 0.989 1.012 0.924 0.955 0.962 Combined Ratio Source: AM Best, SNL Financial and Company Data. 2003-07 Industry premiums represent direct premiums written. 9/30/08 YTD data from SNL represent gross premiums written and combined ratio for publicly traded P&C insurers. Tower 5 year Compounded Annual Growth Rate: 36.0% Tower 5 year average combined ratio: 85.0%

Underwriting Discipline in a Competitive Market Underwriting profitability achieved through: Allocation of capital to profitable market segments Focus on low- to moderate-hazard risks High retention rate Extensive use of web-based submission and underwriting systems Outperformed the property and casualty industry average significantly over the last 5 years Tower has demonstrated more consistency than the industry Pricing discipline through market cycles Loss Ratio Tower Insurance Segment P&C Industry Reinsurance Segment 2003 0.609 0.75 0.617 2004 0.561 0.735 0.867 2005 0.571 0.753 2006 0.532 0.653 2007* 0.508 0.677 YTD 9/30/08 0.488 N/A *2007 Estimated for P&C Industry data Source: A.M. Best Company for P&C Industry data. Gross loss ratios are provided for the Tower Insurance Segment. Net loss ratios are provided for the P&C Industry.

A Very Flexible Capital Management Model Underwriting capacity to support growth gained by using own capital, reinsurance and other insurance companies Average 2001 to 2004 2005 2006 2007 2008E Source of Income % Premiums Originated Insurance Companies: I. Insurance Company Premiums 23% 63% 52% 42% 45% Underwriting and Investment Income II. Premiums Transferred to Reinsurers 52% 26% 45% 44% 34% Reinsurance Commission III. Premiums Pooled or Originated by Mgmt Co. 25% 11% 3% 14% 21% Commission and Fee Income Leverage Ratio: Net Premiums Written: Surplus 0.8x 1.5x 1.2x 1.0x 1.1x Reinsurance Premiums: Surplus 2.2x 0.6x 0.9x 1.0x 0.9x Premiums Pooled or Originated: Surplus 1.0x 0.2x 0.1x 0.3x 0.5x Total 4.1x 2.3x 2.2x 2.3x 2.6x

Note: 2006 excludes the effects of the PXRE transactions. Adjusted net expense ratio reflects reinsurance ceding commission earned and net fee income from TRM. Gross and Adjusted Net Expense Ratio Gross Expense Ratio Adjusted Net Expense Ratio Insurance Net Expense Ratio Reinsurance Commission Benefit 4th Qtr 2003 0.3 -0.0232 0.044 0.256 2004 0.311 0.12 2005 0.308 0.275 2006 0.287 0.267 2007 0.292 0.246 YTD 9/30/2008 0.305 0.236 Pre-IPO Competitive Cost Advantage Attractive gross expense ratio due to economies of scale, efficient business processes and technology Ability to process a large number of small policies (average under $3,000 premiums) cost effectively Commission and fee income generated from transferring premiums to reinsurers and other insurance companies Offsets gross expense ratio and results in lower adjusted net expense ratio Hybrid Business Model Yields Competitive Cost Advantage As Well

Consistently Stronger Returns Than Industry Outperformed publicly traded property and casualty insurance companies over the last 5 years Includes periods in which Tower has raised capital (IPO: 10/2004 and Follow-on offering: 1/2007) Source: SNL Financial and Company Data. SNL data provided for publicly-traded P&C companies. All figures exclude realized investment gains or losses. Follow-on offering: $95 MM raised Return on Equity IPO: $127 MM raised

CastlePoint Transaction Proceeding On Track

- **Company Description**
  - Specialty insurer and reinsurer (rated A- by A.M. Best) headquartered in Bermuda
    - First company to use Bermuda platform exclusively to aggregate low-hazard primary business
    - Focus on providing solutions to small insurance companies and program underwriting agents
    - 30% of business is unrelated to Tower
- **Transaction Summary**
  - Fixed exchange ratio of 0.47 TWGP common plus $1.83 cash per CPHL share (with Collar)
  - No financing contingency
  - Tower and CastlePoint shareholder approvals and customary regulatory approvals; none required by NYSID
  - Closing on track and anticipated in January 2009
- **Strategic Rationale**
  - **Financial strength** - shareholders' equity is projected to more than double after closing
  - **Financial flexibility** - gain additional capacity from third party reinsurers using Tower's hybrid model
  - **Improved profitability** - increase ROE on CastlePoint's capital to Tower's target ROE of 18% to 20% by allocating capital from reinsurance to primary business
  - **Expansion and diversification** of revenues and distribution channels
  - **Cost savings and efficiency**

December 2008 11 Tower Group, Inc.

Hermitage Transaction Proceeding On Track Company Description Specialty property and casualty insurance holding company Offers products on a both admitted and excess and surplus basis to commercial customers throughout U.S. Operating insurance companies: Hermitage Insurance Company and Kodiak Insurance Company Operate in 10 states on an admitted basis and in 29 states and the District of Columbia on an E&S basis Transaction Summary Tower and CastlePoint to acquire HIG, Inc. Purchase price based on closing book value plus $27 million No financing contingency Customary regulatory approvals Closing anticipated in late December 2008 to January 2009 Strategic Rationale Implements post-CastlePoint plan to shift capital from reinsurance to primary insurance business Consistent with Tower's acquisition strategy Aggregates profitable and low- to moderate-hazard book of business similar to Tower's business Supports national expansion of wholesale distribution system (provides E&S capability nationally) Gains access to local markets by expanding retail distribution in the Southeast Opportunity to increase shareholder value by utilizing Tower's business model to improve Hermitage's profitability

Gradual increase in ROE to target 18% to 20%: Pro Forma ROE w/ CastlePoint (16.4%), Pro Forma ROE w/ Hermitage (17%) Return on Equity (%) Tower 2008E Standalone At Closing Year-End 2008 Pro Forma 2009E Target Net Premiums 1.15 1.14 1.05 1 Premiums Transferred to Reinsurers & Other Companies 1.41 0.06 0.45 1 0 0 0 0 $500 MM Excess Capacity 20% 17% 18% - 20% Premium to Equity Leverage 95% 5% 1.2x Increasing ROE Using Tower's Hybrid Business Model

Third Quarter Snapshot $203 million $18.5 million $0.79 per diluted share (27% increase) Very strong underwriting profitability Tower Small increase in GPW Industry operating income declined Unprofitable underwriting Industry GPW and Produced Operating Income All % increases compare Q3 2008 to Q3 2007. Industry data based on publicly traded P&C companies and SNL Financial. Combined Ratio + 34% + 28% - 55% Trend Trend 81% 103% + 2%

Gross Premiums Written and Produced Policies in force increased 20% as of 9/30/08 versus the prior year Renewal premiums increased 3.6% in personal lines; retention was 78% for all lines for 3Q 2008 2008 Estimate includes actual nine months ended September 30, 2008 total premiums of $560.8 million and the estimated fourth quarter 2008 midpoint from a range between $230 million and $235 million. $ in Thousands YTD 9/30/08 Projected Q4 Q4 Q4

Net Operating Income Note: Net operating income excludes realized investment gains or losses. Net realized investment gains or losses, net of tax, for the nine months ended September 30, 2008 are ($6.0) million. Net realized investment gains or losses, net of tax, for the years ended December 31, 2005, 2006 and 2007 are $79,300, $8,000 and ($11.4) million, respectively. 2008 Estimate includes actual nine months ended September 30, 2008 net operating income of $47.8 million and the estimated fourth quarter 2008 midpoint from a range between $18.5 million and $19.7 million. 2009 includes the effects of CastlePoint and Hermitage transactions (pending). $ in Thousands Three Months Ended Nine Months Ended $ in Thousands YTD 9/30/08 Projected Q4 Q4 Q4

Diluted EPS Growth



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.03
$1.82
$2.43
$2.90
$2.85
$2.06
$3.40
$3.20
Projected Q4
YTD 9/30/08
Projected
2005
2006
2007
2008E
2009E

Note: Diluted EPS excludes realized investment gains or losses. 2006 Diluted EPS was $1.62 upon adjustment to exclude the effects of significant events which are the gains, warrant and start-up costs related to CastlePoint and PXRE commutation/novation. Gains related to the issuance of common stock by CastlePoint were $0.25 and $0.08 for 2006 and 2007, respectively. 2008 Estimate includes actual nine months ended September 30, 2008 Diluted EPS of $2.06 and the estimated fourth quarter 2008 range between $0.85 and $0.90. 2008 estimate also includes an adjustment for equity income in CastlePoint and excludes realized investment gains and losses. The adjustment for equity income in CastlePoint is based on realized investment losses and merger related costs which are estimated to affect Tower's proportion of equity income in CastlePoint. The exclusion of the adjustment would increase Tower's projected diluted earnings per share by approximately $0.07 for the full year 2008 period.

December 2008 17 Tower Group, Inc.

Highly Rated Investments: No Common Stocks As of September 30, 2008 Fixed income average quality of AA- Effective duration of 4.32 years (Index 4.25) Tax equivalent book yield of 5.46% Equity exposure is limited to a small amount of preferreds and a bond fund (0.7%) Cash & Equivalents U.S. Treasuries Agency Corporates Mortgage-Backed Asset-Backed Municipals Equities East 0.153 0.04 0.004 0.289 0.22 0.016 0.271 0.007 Asset Allocation Asset Quality US Treasuries Aaa Aa A BBB Below BBB Cash & Equivalents Asset Quality 0.04 0.323 0.171 0.153 0.106 0.052 0.155

Conservative Balance Sheet, Low Leverage Cash and cash equivalents of $101 million at 9/30/08 for Tower. Tower is well capitalized on a standalone and pro forma basis including CastlePoint and Hermitage: Tower Standalone Combined Pro Forma Total Cash and Investments $660 million Approx. $1.4 billion Average portfolio rating AA- AA Stockholders' Equity $318 million Approx. $700 million Investment Leverage 2 x 2 x Debt* / Total Capital 24% 25% (all figures pro forma as of 9/30/08) * All debt is trust preferred issued between 2003-2007 with 30 year maturities.

Key Investment Considerations High ROE Business Model Profitable Growth Favorable loss ratio Competitive Cost Advantage Positive Outlook Strong operating performance Anticipated benefits from strategic acquisitions Drivers Target 18% to 20% 10% to 20%; less than 90% combined ratio Below 60% Under 26% (Net Adjusted Expense Ratio) 2008 EPS estimate: $2.85 to $2.90 (18% growth) 2009 EPS estimate - $3.20 to $3.40 (15% growth)

Tower Group, Inc. 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com